As filed with the Securities and Exchange Commission on April 7, 2008
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06111
The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)
615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)
(866) 700-6104
Registrant’s telephone number, including area code
Date of fiscal year end: July 31, 2008
Date of reporting period: January 31, 2008

Item 1.  Report to Stockholders.

The Mexico Equity and Income Fund, Inc.

March 28, 2008

Dear Fellow Shareholders:

In my view, the primary justification for investing in a closed-end fund is that a talented manager should be able to produce better long-term performance by investing a stable pool of assets than would be the case if he or she has to deal with the inflows and withdrawals that are inherent with an open-end fund. Unfortunately, after more than thirty years of investing in closed-end funds, I have come to the conclusion that far too many of them fail to meet expectations.

That is why I am pleased to be the Chairman of the Board of a closed-end fund that unquestionably has justified its existence. Since its inception in August 1990 through February 2008, a period of more than seventeen years, Mexico Equity and Income Fund’s net asset value (NAV) has appreciated at a rate of approximately 18% per annum. I take no credit for that performance other than as a “watchdog” over our investment advisor, Pichardo Asset Management which deserves all the credit. Moreover, as everyone knows, past performance is no guarantee of future success so we can never afford to be complacent.

Of course, to a closed-end fund investor NAV is not everything. As they say, you can’t take NAV to the bank. That is why the Board and I are still wrestling with a permanent solution to the Fund’s discount problem. For most of the past few years the discount to NAV has been modest and for a few months last year the shares actually moved to a sizeable premium. However, like a character from a horror movie, the discount has returned with a vengeance. Currently, it is over 14% which we deem unacceptable. Our short-term solution is to actively repurchase our shares in the stock market when the discount is wide. At a minimum., such purchases are accretive to NAV. Longer term, we continue to believe our proposal to issue put warrants to all shareholders will be a permanent fix. Thus far, the SEC has declined to approve our innovative solution to recurring discounts but there are signs that after seven years, it may finally be close to a decision. In any event, you can be sure that, as a principal of several private investment funds that have large stakes in the Fund, I will not be satisfied until we can issue the put warrants which we believe will permanently eradicate the discount disease. If we are successful, the Fund will then be able to conduct non-dilutive rights offerings to raise capital which should reduce the expense ratio.

On behalf of the Board of Directors, I want to express our appreciation to Eugenia (Maru) Pichardo and all the investment professionals at Pichardo Asset Management for generating such outstanding long-term performance. In addition, I personally want to thank my fellow directors for their efforts in helping to make Mexico Equity and Income Fund one of the few long term success stories in the universe of closed-end funds.

Sincerely yours,

Phillip Goldstein
Chairman of the Board of Directors

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund Inc.
Report of Pichardo Asset Management,
The Investment Adviser.

Dear Fund Stockholders,

We are pleased to present you with the semi-annual report for the Mexico Equity and Income Fund, Inc. (“MXE”).

I. INTRODUCTION

The economy was in recovery during the MXE’s semi-annual period, ended January 31, 2008 thanks to stronger domestic demand which in turn benefited from increased employment creation and the normalization of private consumption and investment decisions.

Currently, the Mexican economy relies on several factors that could help mitigate the negative effects of external weakness, notably: (i) increased non-oil exports, (ii) stronger domestic growth, in particular growth in private sector financing, (iii) an ambitious public spending agenda, and (iv) a high level of foreign remittances and oil prices.

In light of recent U.S. recession expectations, Banco de Mexico, (Central Bank) has lowered its 2008 economic growth forecast for Mexico to 2.8%. We believe that the good news for Mexico is that it can achieve economic growth due to robust domestic growth sources despite of the U.S. recession.

We believe the Mexican Stock Exchange, “Mexbol”, continues to be attractive due to favorable demographics and in view of: (i) government budgeted US$38 bn. per annum 2007-2012 National Infrastructure Program seeking to have a greater structural economic growth support, (ii) analysts estimation that companies will most likely continue to post double-digit earnings growth rates of between 10% to 15% in 2008, and (iii) the US$80 bn. Compulsory Pension Fund System allotting approximately additional US$4.2 bn. into domestic equities in 2008 to 2010 year-period, (US$1.4bn per annum ) for up-to a total of US$13.4 bn. to be invested in equities.

We are pleased to report that MXE has achieved a 44% average per annum NAV per share dollar return (with dividends reinvested) for the five year period, through 20071; and 17.94% over more

1 Source Bloomberg (considering dividend reinvested monthly). Past performance is not a guarantee of future results.

THE MEXICO EQUITY AND INCOME FUND, INC.

than seventeen years from inception in August 1990, through January 31st, 2008, as reported by Thomson Financial. For the calendar year ended December 2007, the MXE’s NAV per share gained 31.26%1 in dollar terms, with US$7.41 (19%) per share dividend distribution reinvestment included.

For the MXE’s semi-annual period ended January 2008, its NAV per share recorded an unrealized loss of -9.15%1. Infrastructure related stocks registered the largest dollar returns in the fiscal year 2007 and contributed the most to the correction during the MXE’s semi-annual period.

The MXE’s investment strategy continued to adhere to its two-year strategy of investment and policies established at the end of the 2006, including: (i) an overweight allocation in infrastructure, materials, and a tactical allocation in housing, financials and consumption, (ii) a highly diversified portfolio including growth and value stocks, (iii) a decoupling from the Mexbol’s Index and (iv) a tactical allocation to money market and readily available income oriented instruments.

We believe MXE’s consistent investment strategy and policies, as well as Pichardo Asset Management’s (“PAM”) discipline in meeting with corporate management as frequently as needed should continue to deliver higher dollar return relative to that of the Mexbol’s Index to MXE’s long-term stockholders.

In our view this is the time in which investors with a three-to-five-year investment time horizon should consider increasing their investment in Mexican stocks in the consumption, infrastructure and financial related sectors.

II. MEXICO’S ECONOMIC REVIEW

The Mexican GDP grew 3.3% in real terms for the calendar year ended 2007. The service sector grew 4.4%, the agriculture sector 2% and the industrial sector 1.4%.

The most dynamic sector in 2007 was the services sector, which registered a 4.4% year-over-year growth rate, 69% to Mexico’s GDP structure; followed by a 2% growth in the agriculture sector, 4% to GDP; and 1.4% growth by the industrial sector, which is 27% to GDP (71% manufacturing, 18% construction, 6% electricity, water and services, and 5% mining). Manufacturing grew at a mild 1% in 2007 versus 5% in 2006 mainly due the in-bond industry which continued to be stalled by slower activity in the textile industry. Construction registered 2% growth, electricity water and services grew at a 4% real annual rate and a mild 0.2% growth in mining.

1 Source Bloomberg (considering dividend reinvested monthly). Past performance is not a guarantee of future results.

THE MEXICO EQUITY AND INCOME FUND, INC.

Private consumption grew at a real 4.6% rate for a the year ended December 2007 on the back of 846,000 new jobs in the formal sector; and, a 26.6% real annual rate of growth by direct bank credit to the private sector in January 2008, led by a 32.4% real annual rate in commercial loans and a 29.9% in mortgage lending.

US$24 bn. remittances from Mexican workers abroad also continued to underpin consumption, as well as, US$16 bn. excess budgeted Mexican mix oil revenues.

The gross fixed investment growth rate of 6.7% also helped support internal demand growth in 2007. December 2007 gross fixed investment came in at a strong 10.6% increase year-over-year reflecting ongoing optimism about the medium-term economic prospect of the Mexican economy underscored by the federal government’s infrastructure plans.

Foreign direct investment in 2007 reached US$23.2 bn. its highest level since 2001 (49.7% went to into the manufacturing industry, 33.2% into services, 5.3% into commerce, 3.5% into transportation and communications, 5.8% into mining and 2.5% into other industries).

Although the real sector experienced a slowdown during 2007, which is expected to continue in 2008, fiscal and monetary stability was preserved. Thus, 2007 recorded a budget surplus amounting to 0.01% of GDP. Banxico managed to keep inflation under its 3-4% targeted range, ending at 3.76% for the trailing 12 months to December 2007 by raising its reference rate twice during the year 2007 to levels of 7.5%, thus contributing to a stronger peso which appreciated 1.58% to the U.S. dollar in the year ended 2007.

III. THE MEXICAN STOCK EXCHANGE

The Mexbol’s 6% dollar increase for the one year period ended January 2008 ranked 4th when compared to Brazil +61%, Peru +20% and Chile +13%.

For the six-month period ended January 31, 2008, the Mexbol lost -5.24% in dollar terms and we believe it has been defensive in response to expectations of a macro and earnings decoupling from a U.S. slowdown. In the macro side, the economy has shown signs of resilience along with solid performance in some high frequency indicators, like February 2008’s outstanding auto exports performance of 26.3% year-over-year, healthy job formation and solid mortgage flow, as well as corporate fourth quarter’s Mexbol’s Index sample revenue growth at an average rate of 14% and 4% on average cash earnings and net profit at a rate of over 30%.

For MXE’s semi-annual period, ended January 31, 2008 the Mexbol sectors which did well during the period were related to metals (gold mainly), financial retailers, diversified telecommunication service companies, food and beverage and construction and engineering firms. On the other hand, lagging sectors were mainly related to construction materials, mining, media and hypermarkets.

THE MEXICO EQUITY AND INCOME FUND, INC.

We believe that fundamentals leveraged to domestic growth in the infrastructure, housing, petrochemicals and financial related stocks, as well as some oversold growth stocks in the consumption sector constitute a good investment opportunity for the medium and long term horizon.

IV. THE FUND’S PERFORMANCE

The MXE’s 19.77%1 net asset value per share one year return ended January 31, and, the one year 16.02%1 common share price dollar increase continue to place the MXE as the top performing Fund of the two NYSE listed Mexico Closed-End Funds.

For the MXE’s six-month period ended January 31 2008, the net asset value per share declined -9.15%1 in dollar terms, mainly related to its overweight in the infrastructure asset category.

The MXE’s 15.8% premium per common share during some months last year started to vanish at the same time credit uncertainties began and fell to a discount of -14.6% on January 31, 2008. However, we continue to believe that the MXE Board of Directors’ pro-active and responsible commitment to finding a mechanism to eradicate the MXE’s discount will benefit MXE’s long-term stockholders.

At the end of the business day on March 19, 2008, the MXE’s common share market price closed at $23.43, and the NAV was $27.49.

V. PORTFOLIO STRATEGY

As at the end of January 2008, the Fund’s investment strategy continued to be to decouple from the Mexbol Index and to remain overweight in the following sectors, according to the Global Industry Classification Standard: (i) 21.77% in construction and engineering (toll road operators, toll road concessions and water treatment companies), (ii) 13.57% in metals and mining and (iii) 10.19% in hotels, restaurants and leisure (including real state companies).

For the last two years, the MXE has stayed consistent with its two-year investment strategy which was established at the end of 2006, with an over-weight position in the infrastructure asset category, as classified by PAM. The MXE has also maintained a consistent allocation in stocks that PAM views as relatively less exposed to the U.S. economy.

1 Source Bloomberg (considering dividend reinvested monthly). Past performance is not a guarantee of future results.

THE MEXICO EQUITY AND INCOME FUND, INC.

VI. RELEVANT ECONOMIC INFORMATION

Real Activity (billion US$)	2000	2001	2002	2003	2004	2005	2006	2007

Real GDP Growth (y-o-y)	6.60%	(0.30)%	0.90%	1.30%	4.40%	3.00%	4.80%	3.30%
Industrial Production (y-o-y)	6.00%	(3.50)%	0.00%	(0.75)%	3.80%	1.60%	1.60%	1.40%
Trade Balance (US billions)	$(8.00)	$10.00	$(8.00)	$(5.60)	$(8.10)	$(7.60)	$(6.10)	$(11.20)
Exports	$166.50	$158.40	$160.70	$164.80	$189.10	$213.70	$253.90	$249.99
Export growth (y-o-y)	22.10%	(4.90)%	1.50%	2.50%	14.70%	14.00%	10.30%	5.80%
Imports	$174.50	$168.40	$168.70	$170.50	$197.20	$221.30	$260.00	$283.00
Import growth (y-o-y)	22.90%	(3.50)%	0.20%	1.10%	15.70%	12.00%	13.10%	8.30%

Financial Variables and Prices	2000	2001	2002	2003	2004	2005	2006	2007
28-Day CETES (T-bills)/Average	15.30%	11.20%	7.10%	6.24%	8.60%	8.02%	7.10%	7.04%
Exchange rate (Pesos/US$)Average	9.46	9.34	9.66	10.79	11.15	10.64	10.90	10.93
Inflation IPC, 12 month trailing	9.00%	4.40%	5.70%	4.00%	5.20%	3.30%	3.80%	4.00%

Mexbol Index	2000	2001	2002	2003	2004	2005	2006	2007
USD Return	20.81%	20.88%	14.43%	33.61%	50.49%	44.90%	45.77%	10.56%
Market Cap. (US billions)	$111.70	$112.40	$103.80	$124.70	$169.50	$283.80	$343.48	$441.04
EV/EBITDA	7,9	x	8,1	x	6,6	x	7,8	x	8,3	x	8,9	x	10,60	x	9.8	x

Fund’s NAV & Common Share Market Price Performance

(USD Return)	2000	2001	2002	2003	2004	2005	2006	2007
NAV’s per share	(14.20)%	10.00%	(13.50)%	40.00%	55.60%	38.70%	59.29%	30.68%
Share Price	(5.60)%	18.70%	(18.50)%	36.00%	66.60%	8.10%	75.54%	24.39%

The Fund will continue to adhere to its investment strategy and policies which seek to deliver outstanding long-term NAV performance to shareholders.

Sincerely yours,

Eugenia Pichardo,
Portfolio Manager
PICHARDO ASSET MANAGEMENT

Disclosure

The information contained herein reflects the opinion of Pichardo Asset Management and as such does not constitute fundamental research, nor should be construed as a solicitation of business or buy/ sell recommendation with regard to any of the securities mentioned. Furthermore, it is subject to change without prior warning, estimates cannot be guaranteed. Past performance is no guarantee of future earnings.

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2008 (Unaudited)

(Calculated as a percentage of Net Assets)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                      January 31, 2008

(Unaudited)

MEXICO – 95.79%	Shares	Value

COMMON STOCKS – 93.06%

Cement – 2.46%
Cemex, S.A. de C.V. CPO	58,000	158,437
Corporacion Moctezuma, S.A. de C.V.	464,213	994,574
Grupo Cementos de Chihuahua, S.A. de C.V.	385,854	2,226,362

		3,379,373

Communications – 9.79%
America Movil, S.A. de C.V. – Class L	2,105,054	6,325,757
America Movil, S.A. de C.V. – Class L ADR	55,771	3,341,240
Axtel, S.A. de C.V. CPO(a)	1,602,100	3,811,248

		13,478,245

Financial Groups – 4.56%
Grupo Financiero Banorte, S.A. de C.V. – Class O	1,519,997	6,268,926

Food, Beverage, and Tobacco – 5.89%
Embotelladoras Arca S.A.	629,100	1,997,945
Fomento Economico Mexicano, S.A. de C.V.	1,625,700	5,865,641
Grupo Modelo, S.A. de C.V.	53,000	245,116

		8,108,702

Housing – 5.48%
Corp GEO S.A. de C.V.	339,000	1,091,963
Consorcio ARA, S.A. de C.V.	286,700	308,450
Desarrolladora Homex, S.A. de C.V.(a)	285,100	2,629,444
SARE Holding, S.A. de C.V.(a)	474,911	583,305
Urbi, Desarrollos Urbanos, S.A. de C.V.	828,200	2,923,959

		7,537,121

Industrial Conglomerates – 7.16%
Grupo Industrial Saltillo, S.A. de C.V.	451,000	749,688
Industrias CH, S.A. – Class B(a)	702,541	2,495,891
Mexichem, S.A. de C.V.	1,362,606	6,612,637

		9,858,216

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2008

(Unaudited)

COMMON STOCKS (continued)	Shares	Value

Infrastructure – 21.77%
Empresas ICA Sociedad Controladora, S.A. de C.V.(a)	1,812,300	$11,765,682
Grupo Mexicano de Desarrollo, S.A.(a)	1,663,600	4,378,501
Impulsora del Desarrollo y el Empleo en America Latina, S.A. de C.V.(a)	1,861,900	2,261,069
Promotora y Operadora de Infraestructura, S.A. de C.V.(a)	3,838,583	11,552,793

		29,958,045

Infrastructure/Transportation – 0.54%
Grupo Aeroportuario del Pacifico, S.A. de C.V. – Class B	174,492	$747,052

Media – 2.88%
Grupo Televisa, S.A. CPO	536,064	2,398,018
Grupo Televisa, S.A. – ADR	70,096	1,562,440

		3,960,458

Mining – 11.76%
Grupo Mexico, S.A. – Series B	1,987,966	11,655,905
Industrias Penoles, S.A.	196,177	4,529,001

		16,184,906

Real Estate Developer – 10.19%
GMD Resorts SAB de CV	1,663,600	2,243,022
Grupe, S.A. de C.V.(a)(b)	4,071,100	11,778,876

		14,021,898

Retailing – 6.67%
Controladora Comercial Mexicana S.A. de C.V.	21,000	52,342
Wal-Mart de Mexico, S.A. de C.V. – Class V	2,546,181	9,130,370

		9,182,712

Waste Management – 3.91%
Promotora Ambiental, S.A. de C.V.(a)	1,944,125	5,386,134

TOTAL COMMON STOCKS (Cost $92,852,994)		$128,071,789

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2008

(Unaudited)

INVESTMENT COMPANIES – 2.73%	Shares	Value

GBM Fondo de Mercado de Dinero S.A. de C.V., SIID(a)	1,517,384	$3,758,478

TOTAL INVESTMENT COMPANIES (Cost $3,710,842)		3,758,478

TOTAL MEXICO (Cost $96,563,836)		$131,830,266

UNITED STATES – 4.44%

INVESTMENT COMPANIES – 4.44%

First American Treasury Obligation – Class A, 2.132%	6,109,427	6,109,427

TOTAL INVESTMENT COMPANIES (Cost $6,109,427)		6,109,427

TOTAL UNITED STATES (Cost $6,109,427)		6,109,427

TOTAL INVESTMENTS – 100.23% (Cost $102,673,263)		137,939,693

OTHER LIABILITIES IN EXCESS OF ASSETS – (0.23)%		(306,968)

TOTAL NET ASSETS – 100.00%		$137,632,725

Footnotes and Abbreviations
ADR – American Depository Receipts.

(a)	Non-income producing security.

(b)	Affiliated company.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2008 (Unaudited)

ASSETS:
Investments, at value
Unaffiliated issuers (Cost $97,124,834)	$126,160,817
Affiliated issuers (Cost $5,548,429)	11,778,876

Total Investments, at value (Cost $102,673,263)	137,939,693
Foreign currencies (Cost $3,744)	3,744
Receivables:
Investments sold	2,600,990
Dividends and Interest	22,848
Prepaid expenses	11,813

Total Assets	140,579,088

LIABILITIES:
Payable for Securities Purchased	2,715,383
Advisory fees payable	81,474
Administration fees payable	27,505
Custody fees payable	21,932
Legal fees payable	19,970
Directors’ fees payable	9,429
Payable to custodian	1,521
Accrued expenses	69,149

Total Liabilities	2,946,363

Net Assets	$137,632,725

Net Asset Value Per Preferred Share ($29,538,962/1,072,002)	$27.56

Net Asset Value Per Common Share ($108,091,319/3,922,756)	$27.56

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 1,072,002 shares outstanding (1,855,128 shares authorized)	$1,072
Common stock, $0.001 par value; 3,922,756 shares outstanding (100,000,000 shares authorized)	3,923
Paid-in capital	93,491,500
Accumulated net investment loss	(141,718)
Accumulated net realized gain on investments and foreign currency	9,011,586
Net unrealized appreciation on investments and foreign currency:	35,266,362

Net Assets	$137,632,725

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations
For the Six Months Ended
January 31, 2008 (Unaudited)

INVESTMENT INCOME
Dividends – Unaffiliated issuers		$877,438
Interest		221,205

Total Investment Income		1,098,643

EXPENSES
Investment Advisory fees (Note B)	$647,808
Legal fees	176,752
Administration fees (Note B)	99,379
Reports to shareholders	79,416
Transfer agent fees	66,440
Directors’ fees and expenses	46,736
Custodian fees (Note B)	31,648
Fund accounting fees (Note B)	25,208
Insurance expense	21,344
NYSE fees	18,168
Audit fees	12,880
CCO’s fee (Note B)	12,696
Miscellaneous fees	1,886

Total Expenses		1,240,361

NET INVESTMENT LOSS		(141,718)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions		5,293,694
Net realized gain from in-kind redemption (Note A)		3,841,432
Net change in unrealized appreciation from investments and foreign currency transactions		(21,473,195)

Net loss from investments and foreign currency transactions		(12,340,513)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(12,479,787)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the
	Six Months
	Ended	For The Year
	January 31, 2008	Ended
	(Unaudited)	July 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(141,718)	$(566,000)
Net realized gain on investments and foreign currency transactions	5,293,694	34,194,338
Net realized gain from in-kind redemption	3,841,432	—
Net change in unrealized appreciation in value of investments and foreign currency transactions	(21,473,195)	42,191,964

Net decrease in net assets resulting from operations	(12,479,787)	75,820,302

Distributions to Stockholders from:
Net investment income
Common stock	—	(326,181)
Preferred stock	—	(188,487)
Net realized gains
Common stock	(25,750,748)	(7,176,105)
Preferred stock	(7,945,743)	(4,146,775)

Decrease in net assets from distributions	(33,696,491)	(11,837,548)

Capital Share Transactions
Proceeds from common stock sold	30,736,956	—
Issuance of common stock for dividend	11,124,950	4,255,191
Redemption of preferred stock for in-kind tender offer	(12,871,171)	—

Increase in net assets from capital share transactions	28,990,735	4,255,191

Total increase (decrease) in net assets	(17,185,543)	68,237,945
Net Assets:
Beginning of year	154,818,268	86,580,323

End of period*	$137,632,725	$154,818,268

*Including undistributed net investment income (loss) of:	$(141,718)	$—

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended		For the	For the	For the	For the	For the
	January 31,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$38.18		$22.18	$21.27	$13.66	$10.15	$8.74

Net investment income (loss)	(0.03)		(0.14)	0.14	0.01	(0.02)	0.00
Net realized and unrealized gains on investments and foreign currency transactions	(3.08)		19.17	6.54	7.60	3.55	1.41
Net increase from investment operations	(3.11)		19.03	6.68	7.61	3.53	1.41

Less: Distributions
Dividends from net investment income	—		(0.13)	(0.16)	—	(0.02)	—
Distributions from net realized gains	(7.41)		(2.90)	(4.41)	—	—	—

Total dividends and distributions	(7.41)		(3.03)	(4.57)	—	(0.02)	—
Capital Share Transactions
Anti-dilutive effect of Share Repurchase	—		—	0.18	—	—	—
Anti-dilutive effect of Common Rights Offer	0.06		—	—	—	—	—
Anti-dilutive effect of Preferred In-Kind Tender Offer	0.01		—	—	—	—	—
Dilutive effect of Common Share Issuance	(0.17)		—	(0.18)	—	—	—
Dilutive effect of Preferred Share Issuance	—		—	(1.20)	—	—	—

Total capital share transactions	(0.10)		—	(1.20)	—	—	—

Net Asset Value, end of period	$27.56		$38.18	$22.18	$21.27	$13.66	$10.15

Per share market value, end of period	$23.53		$44.23	$19.40	$18.82	$11.73	$9.10
Total Investment Return Based on Market Value, end of period(1)	(30.90)%	(4)	152.78%	37.62%	60.44%	29.10%	14.47%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)

For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended		For the		For the		For the	For the	For the
	January 31,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2008		July 31,		July 31,		July 31,	July 31,	July 31,
	(Unaudited)		2007		2006		2005	2004	2003
Ratios/Supplemental Data
Net assets, end of period (000’s)	$108,091		$100,251		$54,872		$52,621	$33,779	$25,104
Ratios of expenses to average net assets:
Before expense reimbursement	1.53%	(5)	1.42%		1.90%		1.77%	2.09%	2.64%
After expense reimbursement	1.53%	(5)	1.42%		1.90%		1.77%	2.08%	2.62%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement	(0.18)%	(5)	(0.47)%		0.24%		0.03%	(0.15)%	0.02%
After expense reimbursement	(0.18)%	(5)	(0.47)%		0.24%		0.03%	(0.15)%	0.04%
Portfolio turnover rate	82.10%	(3)(4)	135.49%	(3)	179.85%	(3)	259.60%	234.42%	180.67%

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	The amount listed is less than $0.005 per share.

(3)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

(4)	Not Annualized.

(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Preferred Share Outstanding Throughout the Period

	For the Period		For the Period
	Ended	For the Year	January 7,
	January 31,	Ended	2006
	2008	July 31,	through July 31,
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$38.18	$22.18	$21.25

Net investment income	(0.03)	(0.14)	0.13
Net realized and unrealized gains on investments and foreign currency transactions	(3.08)	19.17	0.80

Net increase from investment operations	(3.11)	19.03	0.93

Less: Distributions
Dividends from net investment income	—	(0.13)	—
Distributions from net realized gains	(7.41)	(2.90)	—

Total dividends and distributions	(7.41)	(3.03)	—
Capital Share Transactions
Anti-dilutive effect of Common Rights Offer	0.06	—	—
Anti-dilutive effect of Preferred In-Kind Tender Offer	0.01	—	—
Dilutive effect of Common Share Issuance	(0.17)	—	—

Total capital share transactions	(0.10)	—	—

Net Asset Value, end of period	$27.56	$38.18	$22.18

Per share market value, end of period	$24.95	$38.00	$19.00
Total Investment Return Based on Market Value, end of period(1)	(10.23)%(2)	110.66%	2.70%(2)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$29,539	$54,567	$31,708
Ratios of expenses to average net assets:	1.53%(3)	1.42%	1.97%(3)
Ratios of net investment income (loss) to average net assets:	(0.18)%(3)	(0.47)%	0.37%(3)
Portfolio turnover rate	82.10%(2)(4)	135.49%(4)	179.85%

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	Not Annualized.

(3)	Annualized.

(4)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements
January 31, 2008
(Unaudited)

NOTE A:	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)
January 31, 2008
(Unaudited)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Accounting Pronouncements. Effective January 31, 2008, the Mexico Equity and Income Fund, Inc. (the “Fund”) adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September, 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)
January 31, 2008
(Unaudited)

Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2007, the Fund decreased undistributed net investment loss by $566,019 and decreased accumulated net realized gain on investments by $566,019 due to the tax treatment of foreign currency gains (losses) and net operating losses.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)
January 31, 2008
(Unaudited)

gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended January 31, 2008 and July 31, 2007 were as follows:

Distributions paid from:	1/31/08	7/31/07

Ordinary Income	$14,703,135	$7,190,007
Long-Term Capital Gain	18,993,356	4,647,541

Total	$33,696,491	$11,837,548

The Fund has designated as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3), the amount necessary to reduce the earnings & profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2007.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)
January 31, 2008
(Unaudited)

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes	$98,352,983

Gross tax unrealized appreciation on investments	57,881,586
Gross tax unrealized depreciation on investments	(1,265,302)

Net tax unrealized appreciation (depreciation) on investments	56,616,284
Net unrealized depreciation on foreign currency transactions	(232)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	$56,616,052

Undistributed ordinary income	$14,703,113
Undistributed long-term capital gains	18,993,343

Total Distributable earnings	$33,696,456

Other accumulated gains (losses)	$—

Total accumulated earnings (losses)	$90,312,508

(a)	Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments and foreign currency at July 31, 2007, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

The Mexico Equity and Income Fund designates 16% of dividends declared for the fiscal year July 31, 2007 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).

IN-KIND REDEMPTION

During the six month period ended January 31, 2008, the Mexico Equity and Income Fund realized $3,841,432 of net capital gains resulting from an in-kind redemption. Stockholders exchanged fund shares for securities held by the Fund rather than cash. Because such gains are not taxable to the Fund, and are not distributed to stockholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital. Such reclassification has no effect on the Fund’s net assets.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2007 was 2%. (Unaudited)

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2007 was 100%. (Unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)
January 31, 2008
(Unaudited)

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the six months ended January 31, 2008, these fees amounted to $647,808. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the six months ended January 31, 2008, there were no expense reimbursements made by the Investment Adviser.

Effective September 20, 2007, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $20,000, paid pro rata, quarterly. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $30,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For its services, the Administrator receives a monthly fee at the following annual rate:

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

$42,000 minimum annual fee on average daily net assets up to $100 million, plus
0.030% of average daily net assets from $100 million to $300 million, plus
0.015% of average daily net assets on the remaining balance above $300 million

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)
January 31, 2008
(Unaudited)

For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance

For the six months ended January 31, 2008, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $99,379; Fund Accounting fees of $25,208 and Custody fees of $31,648.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $131,230,406 and $141,984,708 respectively, for the period ended January 31, 2008.

At January 31, 2008 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D: CAPITAL STOCK

The Board of Directors approved a nontransferable rights offering for the purchase of the Fund’s common stock. The Fund issued to each stockholder of record as of July 27, 2007 (the “Record Date”) one nontransferable right for every two shares of common or preferred stock such stockholder owned as of the Record Date. Each right entitled the holder to purchase one share of common stock at a subscription price calculated as the greater of (i) the Fund’s asset value per share (“NAV”) as determined on the Expiration Date (August 31, 2007) or (ii) 95% of the average trade weighted market price of the Fund’s common stock on the Expiration Date. On September 11, 2007, the Fund issued 848,150 shares of common stock at $36.24 which raised $30,736,956. The net asset value per share of the Fund’s common and preferred stockholders was increased by approximately $0.06 per share as a result of this issuance.

On December 6, 2007, the Board of Director’s declared a stock dividend of $7.41206 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholder. Stockholders that did not elect the cash option were issued 448,587 shares, which amounted to $11,124,950.

The Board of Directors approved rights offering (the “Offering”) on October 12, 2005. In connection with the Offering by the Fund, the Fund issued to stockholders of record as of November 30, 2005 (the “Record Date”) 0.75 nontransferable rights to purchase one share of preferred stock for each share of common stock owned as of the Record Date. The rights entitled the holders to purchase three shares of preferred stock for every four shares held as of the Record Date at a subscription price calculated as the greater of (i) 90% of the Fund’s asset value per share

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)
January 31, 2008
(Unaudited)

(“NAV”) as determined on the Expiration Date (December 28, 2005) or (ii) the average closing price of the Fund’s common stock over the four consecutive trading days ending on the Expiration Date. On January 6, 2006, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share, which raised $25,685,167. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.20 per share as a result of this issuance (see Note E).

On December 6, 2006, the Board of Directors declared a stock dividend of $3.03306 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholder. Stockholders that did not select the cash option were issued 152,515 shares, which amount to $4,253,635.

During the year ended July 31, 2006, the Fund purchased 242,594 shares of capital stock in the open market at a total cost of $4,514,583. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 8.60%. On December 13, 2005, the Board of Directors declared a stock dividend of $4.57038 per common share. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend; therefore on January 31, 2006 the Fund issued 242,594 shares, which amounted to $4,514,583.

During the years ended July 31, 2007, July 31, 2005, July 31, 2004 and July 31, 2003, the Fund made no repurchases pursuant to the program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E: PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features.

The Fund intends to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis, on dates to be determined by the Board of Directors, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)
January 31, 2008
(Unaudited)

In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

NOTE F: TRANSACTIONS WITH AFFILIATES

The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting shares during the period from August 1, 2007 through January 31, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share Balance			Share Balance	Dividend	Value
Issuer Name	At Aug. 1, 2007	Additions	Reductions	At January 31, 2008	Income	At January 31, 2008

Grupe, S.A. de C.V.	4,071,300	—	200	4,071,100	$—	$11,778,876

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited)
January 31, 2008

NOTE 1: INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2: AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3: INFORMATION ABOUT CERTIFICATIONS

In November 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)
January 31, 2008

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Ms. Margaret Dunn, 250 Royall Street; 3B, Canton, Massachusetts 02021. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (continued)
January 31, 2008

equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (concluded)
January 31, 2008

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)
January 31, 2008

The Fund’s Annual Stockholders meeting was held on November 26, 2007, at 615 E. Michigan Street 2nd Floor, Milwaukee, Wisconsin 53202. As of October 15, 2007, the record date, outstanding shares of common and preferred stock were 3,474,168 and 1,429,336, respectively. Holders of 2,633,120 common shares and 1,157,536 preferred shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on four proposals. The stockholders elected two Directors to the Board of Directors, one by each share class. Stockholders, voting as a single class, did not approve an increase to the annual investment advisory fee payable to Pichardo Asset Management, S.A. de C.V., approved the Board of Director’s adoption of a Managed Distribution Plan, and approved an amendment to the Fund’s Articles Supplementary to permit preferred shareholders, at their sole discretion, to convert some or all of their outstanding shares of the Fund’s preferred stock into shares of common stock at relative net asset value. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

	Votes For	Votes Withheld

Common Stockholders
Gerald Hellerman	2,499,599	133,521
Preferred Stockholders
Glenn Goodstein	670,348	487,188

II. Approval of Increase in Annual Investment Advisory Fee

	Votes For	Votes Against	Abstained	Non Votes

Common Stockholders	621,879	890,940	47,825	1,072,476
Preferred Stockholders	179,396	601,954	800	375,386

III. Approval of the Board of Director’s Adoption of a Managed Distribution Plan

	Votes For	Votes Against	Abstained	Non Votes

Common Stockholders	1,334,084	182,089	44,472	1,072,476
Preferred Stockholders	764,616	16,379	1,155	375,386

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited) (continued)
January 31, 2008

IV.	Approval of an Amendment to the Fund’s Articles Supplementary to Permit Conversion of Preferred to Common Stock

	Votes For	Votes Against	Abstained	Non Votes

Common Stockholders	1,323,460	180,361	56,823	1,072,476
Preferred Stockholders	778,485	3,233	432	375,386

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)
January 31, 2008

The Mexico Equity and Income Fund, Inc. (the “Fund”) has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

Commitment to Consumer Privacy.  The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

Collection and Disclosure of Shareholder Information.  Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

•	Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

•	Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).

Security of Consumer and Customer Information.  The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund’s privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited) (continued)
January 31, 2008

and adequate records. The Fund will require its service providers to confirm to The Fund, in writing,that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)
January 31, 2008

Board of Directors.  The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

			Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Gerald Hellerman 5431 NW 21stAvenue Boca Raton, FL 33496	1937	Director, Chief Financial Officer and Chief Compliance Officer	2007 / 6 years	Managing Director, Hellerman Associates	Director, MVC Capital, Inc.; Director, MVC Acquisition Corp; Director, Old Mutual Absolute Return and Emerging managers Fund Complex; Director and Chairman of Audit Committee, Airnet Systems, Inc.; Director, Brantley Corporation
Phillip Goldstein 60 Heritage Drive Pleasantville, NY 10570	1945	Director	2008 / 7 years	Principal of the general partner of five investment partnerships in the Bulldog Investors group of funds.	Director, Brantley Capital Corporation
Glenn Goodstein 2308 Camino Robledo Carlsbad, CA 92009	1963	Director	2008 / 6 years	Registered Investment Advisor; held numerous executive positions with Automatic Data Processing until 1996.	None
Rajeev Das 68 Lafayette Avenue Dumont, NJ 07628	1968	Director	2006 / 6 years	Principal of the general partner of five investment partnerships in the Bulldog Investors group of funds; prior Credit Manager, Muriel Siebert & Company.	None

THE MEXICO EQUITY AND INCOME FUND, INC.

			Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Andrew Dakos Park 80 West Plaza Two, Suite 750 Saddle Brook, NJ 07663	1966	Director	2006 / 6 years	Managing Member of the general partner of five investment partnerships in the Bulldog Investors group of Funds: Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Partners L.P., Full Value Special Situations Fund L.P., and Full Value Offshore L.P.	Director, Brantley Corporation
Maria Eugenia Pichardo 408 Teopanzolco Avenue 3rd Floor-Reforma Cuernavaca, 62260 Morelos Mexico	1950	Interested Officer, President	Indefinite / 3 years	Portfolio Manager of the Fund since the Fund’s Inception; President and General Partner, Pichardo Asset Management, S.A. de C.V. since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002.	None
Francisco Lopez 408 Teopanzolco Avenue 3rd Floor-Reforma Cuernavaca, 62260 Morelos Mexico	1971	Interested Officer, Secretary	Indefinite / 3 years	Research Director, Pichardo Asset Management, S.A. de C.V. since 2003; Assistant Portfolio Manager, Acciones y Valores de Mexico, S.A. de C.V. from 1997 to 2002.	None

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor – Reforma
Cuernavaca, 62260 Morelos
Mexico

Independent Registered Public Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Administrator and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent and Registrar:
Computershare Investor Services, LLC
250 Royall Street; 3B
Canton, MA 02021

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

The Mexico Equity
and Income Fund, Inc.
Semi-Annual Report
January 31, 2008

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICIES AND GUIDELINES
The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders. These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.
I. CORPORATE GOVERNANCE
A. Board and Governance Issues
1. Board of Director/Trustee Composition
The Board of Directors is responsible for the overall governance of the corporation.
The Fund advisor will oppose slates without at least a majority of independent directors (⅓ of directors who are outsiders to the corporation).

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The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
2. Increase Authorized Common Stock
The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.
The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed. In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.
3. Blank Check Preferred Stock
Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.
The Fund advisor will generally oppose the creation of blank check preferred stock.
4. Classified or “Staggered” Board
On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.
The Fund advisor will vote on a case-by-case basis on issues involving classified boards.
5. Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least ⅔ affirmative vote for passage of issues.
The Fund advisor will vote on a case-by-case issues involving supermajority voting.
6. Restrictions on Shareholders to Act by Written Consent
Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.
The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

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7. Restrictions on Shareholders to Call Meetings
The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.
8. Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.
The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.
9. Reincorporation
Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.
While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
10. Cumulative Voting
Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.
The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.
11. Dual Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.
The Fund advisor will generally oppose dual classes of stock. However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.
12. Limit Directors’ Tenure

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In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.
Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.
13. Minimum Director Stock Ownership
The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.
The Fund advisor will support resolutions that require corporate directors to own shares in the company.
14. Selection of Auditor
Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.
The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.
The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.
B. Executive Compensation
1. Disclosure of CEO, Executive, Board and Management Compensation
On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.
2. Compensation for CEO, Executive, Board and Management
The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).
3. Formation and Independence of Compensation Review Committee

4

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.
4. Stock Options for Board and Executives
The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.
The Fund advisor will generally oppose option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).
The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.
The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.
5. Employee Stock Ownership Plan (ESOPs)
The Fund advisor will support ESOPs created to promote active employee ownership. However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.
6. Pay Equity
The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.
7. Ratio Between CEO and Worker Pay
The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.
8. Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation
The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.
9. Changes to Charter or By-Laws
The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.
10. Confidential Voting
Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.
The Fund advisor will support confidential voting because the voting process should be free of coercion.
11. Equal Access to Proxy

5

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.
In general, the Fund advisor will oppose resolutions for equal access proposals.
12. Golden Parachutes
Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.
The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.
C. Mergers and Acquisitions
1. Considering the Non-Financial Effects of a Merger Proposal
Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.
The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.
2. Mergers, Restructuring and Spin-offs
A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.
The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.
3. Poison Pills
Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.
The Fund advisor will support proposals to put rights plans up for a shareholder vote. In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.
4. Anti-Greenmail Proposals

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Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
The Fund advisor will generally support greenmail provisions.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Information is presented as of January 31, 2008.
Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.
Ms. Pichardo has been the Fund’s Portfolio Manager since the Fund’s inception (1990). She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. (“PAM’) (the Fund’s Investment Adviser) since February 2003. Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Registered
Investment
	Company (dollar	Other Pooled	Other Accounts
	amount and	Investments (dollar	(dollar amount
	number of	amount and number	and number of
Portfolio Manager Name	accounts)	of accounts)	accounts)
Ms. Maria Eugenia Pichardo	$137,632,725 (1)	0 (0)	$8,234,422	(13)
Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time. “PAM” has established policies and procedures to reduce the conflict of interest.
The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to

7

devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.
Compensation. Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.
Securities Owned in the Fund by Portfolio Manager. As of January 31, 2008, the Portfolio Manager owned the following securities in the Fund:

Dollar Range of Equity
Securities in the Fund
	(None, $1-$10,000,	Aggregate Dollar Range of
	$10,001-$50,000, $50,001-	Securities in all Registered
	$100,000, $100,001 -	Investment Companies
	$500,000, $500,001 to	Overseen by Portfolio
	$1,000,000, Over	Manager in Family of
Portfolio Manager Name	$1,000,000)	Investment Companies
Ms. Maria Eugenia Pichardo	None	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

					(d)
					Maximum Number
				(c)	(or Approximate
				Total Number of	Dollar Value) of
				Shares (or Units)	Shares (or Units)
	(a)			Purchased as Part	that May Yet Be
	Total Number of		(b)	of Publicly	Purchased Under
	Shares (or Units)		Average Price Paid	Announced Plans	the Plans
Period	Purchased		per Share (or Unit)	or Programs	or Programs
7/1/07 to 7/31/07	0		0	0	0
8/1/07 to 8/31/07	0		0	0	0
9/1/07 to 9/30/07	0		0	0	0
10/1/07 to 10/31/07	0		0	0	0
11/1/07 to 11/30/07	357,334	(1)	36.02	0	0
12/1/07 to 12/31/07	0		0	0	0
1/1/08 to 1/31/08	0		0	0	0
Total	357,334		36.02	0	0
(1)	The purchases were due to the result of an in-kind tender offer of preferred shares.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as

8

required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. None.
(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Mexico Equity and Income Fund, Inc.
By (Signature and Title) /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President
Date April 4, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President
Date April 4, 2008
By (Signature and Title) /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer
Date April 3, 2008

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